F.N.B. Corporation Third Quarter 2012 Earnings Conference Call October 23, 2012 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements”
relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B.
Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B.
Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins;
(3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices; (10) job market; (11)
consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities; () 13) in connection with the pending merger with Annapolis Bancorp, Inc., difficulties encountered in expanding into a new market; or (14) the effects of current, pending and future legislation, regulation and regulatory actions.  F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation
provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein and can be found at our website, www.fnbcorporation.com, under “Shareholder and Investor Relations” by clicking on “Non-GAAP Reconciliation.”
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.  While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP.  The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on October 22, 2012 and in its periodic filings with the Securities and Exchange Commission.

Additional Information About the Merger

ADDITIONAL INFORMATION ABOUT THE PENDING MERGER WITH ANNAPOLIS BANCORP, INC.
SHAREHOLDERS OF ANNAPOLIS BANCORP, INC. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND
ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION.
F.N.B. Corporation and Annapolis Bancorp, Inc. will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and
Annapolis Bancorp, Inc. have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, F.N.B. Corporation, One
F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317 and free copies of the documents filed by Annapolis Bancorp, Inc. with the SEC by contacting Edward Schneider, Treasurer and CFO, 1000 Bestgate Road, Suite 400, Annapolis, MD 21401, telephone: (410) 224-4455.
F.N.B. Corporation Annapolis Bancorp, Inc. and their directors and executive officers may be deemed to be participants in the solicitation of proxies from Annapolis Bancorp, Inc. shareholders in connection with the proposed merger. Information concerning such participants' ownership of
Annapolis Bancorp, Inc. common stock will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

3Q12 Highlights
Strong Operating Results and Sustained Momentum
Net income of $30.7 million and diluted earnings per share of $0.22
Net interest margin of 3.70%
Strong loan growth - 13  consecutive quarter of organic growth for total loans
Strong transaction deposit and customer repurchase growth
Good asset quality results reflecting consistency and stability in core portfolio
Lower operating expenses
Acquisition Announcement: Annapolis Bancorp, Inc.

th

3Q12 Operating Highlights

3Q12 2Q12 3Q11
Consistent
Earnings
Growth
Net income $30,743 $29,130 $23,773
Earnings per diluted share $0.22 $0.21 $0.19
Profitability
Performance
ROTE 19.10% 19.01% 16.23%
ROTA 1.03% 1.00% 0.95%
Net interest margin 3.70% 3.80% 3.79%
Efficiency ratio 56.8% 57.7% 59.0%
Strong
Organic
Balance Sheet
Growth
Trends
(1)
Total loan growth
(2)
6.9% 4.4% 8.1%
Commercial loan growth
(2)
8.9% 7.2% 8.7%
Consumer loan growth 12.0% 8.3% 9.1%
Transaction deposits and customer repo growth
(3)
8.7% 14.3% 5.6%
(1)Average, annualized linked quarter organic growth results; (2)Excludes the Florida commercial portfolio; (3)Excludes time deposits

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.6%
8.8%
5.1%
6.3%
1.4%
4.0%
2.8%
7.6%
4.9%
9.9%
4.4%
6.3%
3Q11
4Q11
1Q12
2Q12
3Q12
3Q12 Year-over-Year
Total Loan Growth excl Florida and Residential
Total Loan Growth

Residential
Florida
Commercial Leases
Consumer
Commercial
Total Loans
Total Loans excl Florida and Residential
-$100,000
$0
$100,000
$200,000
$300,000
$400,000
$500,000

FNB Corporation

Sustained Loan Growth

(1) Average, linked-quarter organic growth results
(2) Year-over-year (Y-o-Y) organic growth results by portfolio, $ in millions
(3) The Florida portfolio is an exit-strategy portfolio, the residential portfolio has experienced accelerated pre-payment speeds and expected declines following the Parkvale acquisition.
Linked Quarter and Y-o-Y Loan Growth (%)
(1)
Y-o-Y Loan Growth ($)
(2)
Positive loan growth results despite
declines in the Florida portfolio and the
residential mortgage portfolio
(3)
Strong year-over-year results for FNB’s
commercial and consumer portfolios

Positive Operating Trends: Pre-Provision Net Revenue Results

Pre-provision net revenue (PPNR) represents net interest income (FTE), plus non-interest income (excluding securities gains and losses and OTTI) less non-
interest expense.  Non-interest income and non-interest expense have been adjusted to exclude certain non-operating items, refer to appendix for calculation.
9%
$147,993
$122,014
$ -
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
3Q12 YTD 3Q11 YTD
21%
Year-over-Year
PPNR
Growth
$1.05
$0.96
$0.90
$0.92
$0.94
$0.96
$0.98
$1.00
$1.02
$1.04
$1.06
$1.08
3Q12 YTD 3Q11 YTD
9%
Year-over-Year
PPNR EPS
Growth
21%
Pre-Provision Net Revenue EPS
Pre-Provision Net Revenue

Back Mountain
Wilkes-Barre
Nanticoke
Hazleton
Freeland
Bloomsburg
Catawissa
Milton
Lewisburg
Sunbury
Shamokin
New Castle
Allentown
Bethlehem
Easton
Reading
Pottstown
Lebanon
Harrisburg
Carlisle
Lancaster
York
New Providence
Shippensburg
Chambersburg
Gettysburg
Shrewsbury
Philadelphia
Chester
Wilmington
Camden
New Jersey
Trenton
Paterson
Newark
Elizabeth
New Brunswick
East Brunswick
Toms River
Lakewood
Hagerstown
Westminster
Frederick
Ellicott City
Columbia
Baltimore
Maryland
Washington
Arlington
Fort Washington
Dover
Delaware
Cape May
Ocean City
Quincy
New Bloomfield
Lykens
Schuylkill Haven
Mt Pocono
Stroudsburg
Hawley
Goshen
Newton
Hopatcong

FNB Corporation

Natural progression
Consistent with stated expansion strategy
Market opportunity
Attractive demographics
Significant commercial banking opportunities
Excellent retail and wealth opportunities
Access to greater Baltimore and Washington
D.C. markets
Acquisition Announcement: Annapolis Bancorp, Inc.

Source: Deposit and demographic data per SNL Financial; deposits as of June 30, 2012
(1) Includes branch opened October, 2012 in Waugh Chapel
County Branches
Deposits in
Market ($000)
HH Income
($ - 2011)
Anne Arundel, MD (1) 7 298,251 79,692
Queen Anne’s, MD 1 45,107 72,774
FNB Current Wtd Avg. by County 42,350
Attractive Market Entry Opportunity
F.N.B. (FNB) (266 branches)
Annapolis Bancorp (ANNB) (8 branches) (1)
th
Attractive partner
ANNB is a relationship-focused bank with
strong community ties and presence
Execute FNB’s scalable, proven business
model and strong sales management culture
Establishes a 5 FNB region
Markets conducive to FNB’s model

Asset Quality Results
(1)

$ in thousands 3Q12 2Q12 3Q11 3Q12 Highlights
NPL’s+OREO/Total loans+OREO 1.69% 1.93% 2.48%
Overall results reflect the consistent,
solid performance of the core portfolios
(Pennsylvania and Regency portfolios,
representing 99.1% of total loans)
Non-performing loans plus OREO
declined $13.3 million or 10.1%
Provision for loan losses
$6.2 million for the originated
portfolios
$2.2 million for the acquired
portfolios
Continued positive trends seen in
delinquency levels
NCO’s remain at good levels
Total delinquency 1.66% 1.78% 2.35%
Provision for loan losses
(2)
$8,429 $7,027 $8,573
Net charge-offs (NCO’s)
(2)
$7,362 $7,473 $8,984
NCO’s/Total average loans
(2)
0.37% 0.38% 0.53%
NCO’s/Total average originated loans 0.42% 0.45% 0.56%
Allowance for loan losses/
Total loans 1.43% 1.49% 1.69%
Allowance for loan losses/
Total non-performing loans 120.23% 104.89% 86.75%
(1)
Metrics shown are originated portfolio metrics unless noted as a total portfolio metric. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.
(2)
Total portfolio metric

Balance Sheet Highlights

Average Balances, $ in millions
3Q12
3Q12-2Q12
Growth
(1)
3Q12 Highlights
Balance $ %
Securities $2,252 -$2.5 -0.4%
Strong overall loan and transaction
deposit growth
Sustained total loan growth
momentum: 13
th
consecutive quarter
of total loan growth
Sustained commercial loan growth
momentum : 14
th
consecutive quarter
of PA commercial loan growth
Strong consumer loan growth
Attractive deposit mix: Lower cost,
relationship-focused transaction
deposits and customer repurchase
agreements = 74% of total deposits
and customer repurchase
agreements
(5)
Total loans $7,928 $96.3 4.9%
Total PA loans
(2)
$7,850 $134.8 6.9%
PA Commercial loans
(2)
$4,194 $91.5 8.9%
Consumer loans
(3)
$2,460 $72.2 12.0%
Earning assets $10,267 $103.2 4.0%
Total deposits and customer repos $9,834 $83.3 3.4%
Transaction deposits and customer
repos
(4)
$7,182 $153.8 8.7%
Time Deposits $2,653 -$70.5 -10.3%
1)% growth annualized; (2)Excludes the Florida portfolio; (3)Includes Direct Installment, Indirect Installment and Consumer LOC portfolios;
(4)Excludes time deposits; (5) Period-end as of September 30, 2012

4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
3.79%
3.79%
3.74%
3.80%
0.10%
3.70%
3.70%
0.05%
3.65%
3Q11
4Q11
1Q12
2Q12
3Q12
Core Net Interest Margin
Accretable Yield

F.N.B. Corporation

Net Interest Margin 11 Net Interest Margin Trend Parkvale Acquisition 1/1/2012

Non-Interest Income

$ in thousands 3Q12 2Q12 3Q11 3Q12 Highlights
Service charges $17,666 $17,588 $16,057
Consistent diverse fee revenue sources
and results
Insurance commissions and fees
benefited from seasonal commissions
Increase in other income reflects $1.4
million gain on the sale of a building
Insurance commissions and fees 4,578 3,882 4,002
Securities commissions 2,102 2,030 1,858
Trust income 3,783 3,842 3,565
Gain on sale of loans 1,176 711 657
Other 5,693 4,465 3,479
Total non-interest income
(1)
$34,998 $32,518 $29,618
(1) Excluding net securities gains/(losses) and OTTI of ($185), $260 and $12, respectively.

Non-Interest Expense

$ in thousands 3Q12 2Q12 3Q11 3Q12 Highlights
Salaries and employee benefits $41,579 $41,070 $37,149
Positive efficiency ratio trends
OREO expenses trending favorably
Operating leverage from Parkvale
acquisition - cost savings fully phased in
beginning 3Q12
Occupancy and equipment 11,568 11,862 10,263
Amortization of intangibles 2,242 2,369 1,808
Other real estate owned 796 1,467 1,065
Other
(1)
20,809 21,397 18,650
Non-interest expense,
excluding merger costs $76,994 $78,165 $68,935
Merger and severance costs 88 317 282
Total non-interest expense $77,082 $78,482 $69,217
Efficiency ratio 56.8% 57.7% 59.0%
(1) Excluding merger costs

Capital Position

(1) September 30, 2012 Total Risk-Based and Tier One represent estimated ratios
12.0%
10.5%
8.1%
6.0%
12.3%
10.7%
8.2%
6.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Total Risk-Based Tier One Leverage Tangible Common Equity
June 30, 2012 September 30, 2012
(1)

Concluding Remarks

Strong third quarter and year-to-date results
FNB is well-positioned
Significant achievements and progress on initiatives through the first nine months of 2012
Integrated the Parkvale acquisition
E-delivery platform strategy execution
Branch optimization/efficiency enhancement plan announced
Deployed scorecard management tools to additional business units
Announced acquisition of Annapolis Bancorp

Appendix 16

GAAP to Non-GAAP Reconciliation

Return on Average Tangible Equity
Return on Average Tangible Assets
September 30, 2012 June 30, 2012 September 30, 2011 2012 2011
Net income $30,743 $29,130 $23,774 $81,455 $63,310
Return on average tangible equity
Net income, annualized $122,304 $117,162 $94,319 $108,805 $84,646
Amortization of intangibles, net of tax, annualized 5,798                       6,192                       4,663                       5,984                  4,701
$128,102 $123,354 $98,982 $114,789 $89,347
Average shareholders' equity $1,385,282 $1,367,333 $1,210,953 $1,368,457 $1,169,258
Less: Average intangible assets 714,501                  718,507                  601,010                  717,390              600,020
Average tangible equity $670,781 $648,826 $609,942 $651,066 $569,238
Return on average tangible equity 19.10% 19.01% 16.23% 17.63% 15.70%
Return on average tangible assets
Net income, annualized $122,304 $117,162 $94,319 $108,805 $84,646
Amortization of intangibles, net of tax, annualized 5,798                       6,192                       4,663                       5,984                  4,701
$128,102 $123,354 $98,982 $114,789 $89,347
Average total assets $11,842,204 $11,734,221 $9,971,847 $11,713,834 $9,845,310
Less: Average intangible assets 714,501                  718,507                  601,010                  717,390              600,020
Average tangible assets 11,127,704 $           11,015,714 $           9,370,837 $             10,996,443 $       9,245,290 $
Return on average tangible assets 1.15% 1.12% 1.06% 1.04% 0.97%
For the Quarter Ended September 30 Year-to-Date

GAAP to Non-GAAP Reconciliation

(1) Represents gain on sale of building, net gain/(loss) on securities and OTTI
(2) Represents merger and severance costs
Pre-Provision Net Revenue
2012 2011
Pre-Provision Net Revenue (PPNR)
Net interest income (FTE) $284,518 $242,353
Non-interest income 99,336 87,320
Non-interest expense 242,237 212,143
Pre-Provision Net Revenue (GAAP) $141,617 $117,529
Less: Non-operating non-interest income
(1)
1,633 105
Add: Non-operating non-interest expense
(2)
8,009 4,589
Operating Pre-Provision Net Revenue $147,993 $122,014
PPNR Earnings per Diluted Share $1.05 $0.96
September 30 Year-to-Date